EXHIBIT 23.1

                        CONSENT OF INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

         We hereby consent to the use in Form S-1 Registration Statement of our report dated January 31, 2005, relating to the consolidated financial statements of American Dairy, Inc. for its fiscal years ended December 31, 2004 and 2003, which is incorporated by reference therein.

August 29, 2005

                                             Murrell, Hall, McIntosh & Co., PLLP
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